EXHIBIT 10.45

SECURITY AGREEMENT

            SECURITY AGREEMENT dated as of the 12th day of January, 2010, by and among American Tonerserv Corp., a Delaware corporation (the “Company”), Optima Technologies, LLC and NC TonerServ, LLC, both Delaware limited liability companies and wholly-owned subsidiaries of the Company (collectively, the “Guarantors” and each, individually, a “Guarantor”), and Galt Asset Management LLC, a Delaware limited liability company (“Secured Party”).

W I T N E S S E T H:

            WHEREAS, pursuant to a Note Purchase Agreement dated the date of this Agreement (the “Purchase Agreement”), the Secured Party has made loans to the Company in the aggregate principal amount of $400,000 and may make one or more additional loans in the maximum principal amount of $500,000, for which the Company has issued and will issue its 10% convertible promissory notes (collectively, the “Notes”); and

            WHEREAS, the Guarantors have guaranteed the Company’s obligations under the Notes all as set forth in their guaranties (collectively, the “Guaranty”); and

            WHEREAS, the Guarantors are wholly-owned subsidiaries of the Company and will benefit from the loans by the Secured Party to the Company; and

            WHEREAS, the Guarantors have agreed to provide security for payment and performance by the Company of its obligations to the Secured Party;

             WHEREFORE, the parties do hereby agree as follows:

1.      When used in this Agreement, the following terms shall have the following meanings:

(a)     “Note(s)” shall mean the secured promissory notes in the aggregate principal amount of up to $500,000 issued by the Company pursuant to the Purchase Agreement.

(b)    “Obligations” shall have meaning set forth in Section 1 of the Guaranty.

(c)    “Collateral” shall mean (i) the customer lists and other intangible assets of the Guarantors and such other assets as are listed in Schedule A to this Agreement; and (ii) the proceeds from the sale thereof.

(d)   “Business Day” shall mean a day on which banks in the City of New York are not required or permitted to be closed for all or part of the day.

(e)    “Event of Default” shall have the meaning set forth in Article 2 of the Notes.

(f)     “Person” shall have the meaning set forth in the Purchase Agreement.

(g)    “Permitted Encumbrances” shall mean the encumbrances listed on Schedule B to this Agreement.

(h)    “UCC” shall mean the Uniform Commercial Code of the State of New York.

(i)      All terms not expressly defined in this Agreement shall have the meanings set forth in the UCC.

2.      As security for the payment of all Obligations, Secured hereby assigns and grants to Secured Party a continuing security interest in the Collateral, whether now owned or hereafter existing or acquired.

3.      Guarantors agree as follows with respect to the Collateral:

(a)    As long as no Event of Default shall exist and be continuing, Guarantors may receive and retain the proceeds from the sale of the Collateral, without any obligations to pay any such amounts to Secured Party as a payment of Obligations.

(b)   Guarantors shall take no action to impair the Collateral. In this connection, each Guarantor agrees that it will not assign or transfer any business or relationships to the Company or to any other Person, including any subsidiary of the Company, and shall use its best efforts to continue the business relationship between such Guarantor and each of its suppliers and customers.

(c)    Secured Party may, at any time when any Obligations are outstanding, if an Event of Default shall have occurred, and until the Event of Default shall be cured, require Guarantors to give Secured Party control of the Collateral, which control shall include the right to operate the business of the Guarantors in order to preserve the value in the Collateral.

(i)                  Secured Party’s control of the Collateral shall include, but not be limited to, Secured Party’s right at Guarantors’ cost and expense, (A) to enter upon any premises on which any of the Collateral may be located and, without resistance or interference by Guarantors, take possession of or operate the Collateral, (B) to dispose of any part or all of the Collateral on any premises of Guarantors, as hereafter provided, (C) to require Guarantors to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party and reasonably convenient to both parties, (D) to remove any or all of the Collateral from any premises on which the same may be located, for the purpose of effecting sale or other disposition thereof or for any other purpose, and (E) to take such action as Secured Party deems appropriate, including the sale, lease, rental or other disposition of any such Collateral as hereinafter provided.

(ii)                Guarantors will take such action as Secured Party may reasonably request in order to assist Secured Party in exercising its rights under this Paragraph 3(c), and Secured Party or its designees may take such action, in the name and on behalf of Guarantors, as they deem necessary in order to enable them to exercise their rights under this Paragraph 3(c).  In the event that Guarantors shall receive any cash, checks, drafts, wire transfers and other instruments for the payment of money in full or partial payment or otherwise as proceeds of any of the Collateral, Guarantors shall immediately cause such amounts and items to be deposited in a lockbox account designated by Secured Party.

(iii)               Upon the occurrence of any Event of Default and at any time thereafter as long as any Obligations are outstanding and as long as the Event of Default is continuing, Secured Party may, without notice to (except as set forth in this Paragraph 3) or demand upon Guarantors, declare any part or all of the Obligations immediately due and payable, and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all other rights and remedies of a Guarantors party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:

(A)  Secured Party may, at any time and from time to time, with or without judicial process or the aid and the assistance of others, sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, upon such terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that, where an applicable statute requires reasonable notice of sale or other disposition, Guarantors hereby agree that the sending of five (5) days’ notice, by ordinary mail, postage prepaid, to the address of Guarantors set forth in Section 11 of this Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof.  If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same, and in the event of such failure, Secured Party may resell or otherwise dispose of such Collateral.  Secured Party may buy any part or all of the Collateral at any public or private sale and in each case make payment therefor by any means, whether by credit against the Obligations or otherwise, acceptable to Secured Party.  Secured Party may apply the cash proceeds actually received from any sale or other disposition to the costs and expenses in connection therewith, including the expenses of retaking, holding, preparing for sale, selling or otherwise disposing of the Collateral, to reasonable attorneys’ fees, to legal and travel expenses, premiums on bonds and undertakings, fees of custodians, sheriffs, marshals and auctioneers and others, and all other expenses which may be incurred by Secured Party in attempting to collect the Obligations or in otherwise exercising their rights pursuant to this Agreement, proceed against the Collateral or enforce the Note, the Guaranty or this Agreement, or in the prosecution or defense of any action or proceeding related to the Obligations or the Note, the Guaranty and/or this Agreement, and then to the Obligations in such order and manner and as to principal and interest and other Obligations as Secured Party may in its sole discretion determine; and Guarantors shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on any of the Obligations, and the balance of any cost or expenses unpaid, with any surplus to be paid to Guarantors subject to legal process or any duty of Secured Party imposed by law in favor of the holder of any subordinate security interest in the Collateral known to Secured Party.  Any purchase of any Collateral by Secured Party shall be purchased by it discharged from all claims and from any right of redemption.  In case of any sale by Secured Party of any of the Collateral on credit, or for future delivery, the property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall not incur any liability if the purchaser fails to take up and pay for the property so sold.  In case of any such failure, the Collateral may be sold again, from time to time.

(B)  Secured Party may at any time and from time to time without notice to Guarantors set off, appropriate and apply any and all Collateral in or coming into possession of Secured Party to the payment of any or all of the Obligations, in such order and manner and as to principal and interest and expenses as Secured Party may in its sole discretion determine.

(iv)              Following the occurrence of an Event of Default and until the Event of Default shall be cured, Secured Party may, in its sole discretion and at any time, for the account and expense of Guarantors, pay any amount or do any act required of Guarantors hereunder or requested by Secured Party to preserve, protect, maintain or enforce the Obligations, the Collateral or the priority of the security interest granted in this Agreement, and which Guarantors fail to do or pay, including, without limitation, payment of any judgment against Guarantors, any insurance premium, any warehouse charge, any processing charge, any landlord’s claim, and any other lien, claim or encumbrance upon or with respect to the Collateral and any such payment shall be added to the Obligations and shall be repayable upon demand, together with interest at the highest rate then payable on any of the Obligations.

(v)                Following the occurrence of an Event of Default and until the Event of Default shall be cured, Secured Party may, in its sole discretion and at any time, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any party to, any of the Obligations or the Collateral, all without notice to or consent by Guarantors and without otherwise discharging or affecting the Obligations, the Collateral or the first priority security interest granted in this Agreement.  Following the occurrence of an event of default, any proceeds of the Collateral received by Guarantors shall not be commingled, but shall be segregated, held by Guarantors in trust as the exclusive property of Secured Party, and be immediately delivered to Secured Party in kind, duly endorsed in blank where appropriate to effectuate the provisions of this Agreement, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party’s option, to be applied to payment of the Obligations, whether or not due and in any order, all as provided in Paragraph 3(c) of this Agreement.

4.      Guarantors:

(a)    will, upon request of Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Secured Party) and do such other acts and things, all as Secured Party may from time to time reasonably request to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever except for the Permitted Encumbrances) to secure the payment of the Obligations;

(b)   will keep, at its address set forth in Paragraph 12 of this Agreement, its records concerning the Collateral, which records will be of such character as will enable Secured Party or its designees to determine at any time the status of the Collateral, and Guarantors will not, without Secured Party’s prior written consent, duplicate any such records at any other address;

(c)    following the occurrence of an Event of Default, will reimburse Secured Party for all expenses, including reasonable attorneys’ fees and legal expenses, incurred by Secured Party in seeking to collect or enforce any rights to the Collateral or under this Agreement or the Note; and

(d)   when and as reasonably requested by Secured Party, will execute and deliver to Secured Party reports as to the Collateral listing all items thereof and describing the condition and value thereof.

5.      All necessary corporate of limited liability company action necessary for the execution and performance of this Agreement, the Guaranty and the Notes have been obtained, and the Note, the Guaranty and this Agreement constitute the valid and binding obligations of Guarantors, enforceable in accordance with their respective terms.

6.      To effectuate the terms and provisions of this Agreement, following the occurrence and during the continuation of an event of default, each Guarantor hereby designates and appoints Secured Party and its designees or agents as attorneys-in-fact of such Guarantor, with full power of substitution, and with authority:  to receive, open and dispose of all mail addressed to such Guarantor and to notify the post office authorities to change the address for delivery of mail addressed to such Guarantor to such address as Secured Party may designate; to endorse the name of such Guarantor on any note, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party’s possession; to sign the name of such Guarantor on any invoices, documents, drafts against notices to account debtors, assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements or other instruments of conveyance or transfer; to institute any action or proceeding necessary for the recovery and collection of any moneys that may be due under insurance policies; to discharge, compound, adjust, compromise or release any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in their sole discretion to carry out and enforce this Agreement.  All acts of said attorneys or designees are hereby ratified and approved and said attorneys or designees shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law.  This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

7.      Each Guarantor hereby authorizes Secured Party, in connection with this Agreement, and to the extent permitted by law, to execute and file at any time or times one or more financing statements or equivalent instruments and continuation statements under the UCC or otherwise, with respect to any or all of the Collateral signed only by Secured Party.

8.      Upon payment by the Company and Guarantors of all of the Obligations, this Agreement and all of Secured Party’s rights in the Collateral and obligations under this Agreement shall terminate, and Secured Party shall, at the request of Guarantors, execute and deliver to Guarantors appropriate UCC-3 termination statements and such other instruments as Guarantors may reasonably request in connection therewith.  Notwithstanding the foregoing, this Agreement and the security interest granted by, and the rights of Secured Party under, this Agreement shall be reinstated in full force and effect if Secured Party surrenders, whether voluntarily or otherwise, any payments made to Secured Party (a) because such payment is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds, or (b) for any other reason, including, without limitation, (i) any judgment, decree or order to any court or administrative body having jurisdiction over Secured Party or any of its property, or (ii) any settlement or compromise of any such claim effected by Secured Party with any such claimant.

9.      This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Guarantors and Secured Party, provided, however, that nothing in this Agreement shall permit either Guarantor to assign any of its obligations under this Agreement.

10.  Guarantors, at their own expense, shall execute and deliver, from time to time, any and all further or other instruments, and perform such acts, as Secured Party may reasonably request to effect the purposes of this Agreement and to secure to Secured Party the benefits of all rights, authorities and remedies conferred upon Secured Party by the terms of this Agreement.

11.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed.  Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier (if a telecopier number is provided) or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient.  Notices shall be sent to the parties as follows:

If to the Company or the Guarantors:

c/o American Tonerserv Corp.

420 Aviation Blvd., Suite 103

Santa Rosa, CA 95403

Attention: Ryan Vice, Chief Financial Officer

e-mail: rvice@americantonerserv.com

Fax: (707) 540-6044

If to Galt:

Galt Asset Management LLC

223 Wall Street, Suite 144

Huntington, New York 11743

Attn: Brian Vitale, Manager

E-mail: bvitale@galtasset.com

Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

12.  Secured Party shall not have any responsibility for, or obligation or duty with respect to, any or all of the Collateral, of any nature or kind, or any matter or proceeding arising out of or relating to the Collateral, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Guarantors’ rights in the Collateral or against any prior parties thereto, but the same shall be at Guarantors’ sole risk at all times.  Each Guarantor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Guarantors agrees to hold the Secured Party harmless from and with respect to any and all such claims, causes of action and demands.  Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of or bar against subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral.  No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies under this Agreement or otherwise.  No single or partial waiver by Secured Party of any covenant, warranty, representation, event of default, right or remedy which Secured Party may have shall operate as a waiver of any other covenant, warranty, representation, event of default, right or remedy or of the same covenant, warranty, representation, event of default, right or remedy on a future occasion.  Guarantors hereby waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all notices or demands whatsoever (except as expressly provided in this Agreement or the other Loan Documents).

13.  This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of Suffolk in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process  may be made (x) in the manner set forth in Section 9(d) of this

Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law. EXCEPT TO THE EXTENT PROHIBITED BY LAW, THE PARTIES WAIVE RIGHT TO A JURY TRIAL.

14.  If any term of or schedule to this Agreement shall be held to be incomplete, invalid, illegal or unenforceable, the validity of all other terms of this Agreement shall in no way be affected thereby, it being understood that the parties desire that this Agreement be enforced to the maximum extent permitted by law, and the remaining provisions of this Agreement, shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part has been severed and deleted. Each Guarantor acknowledges receipt of a copy of this Agreement.

15.  This Agreement constitutes the entire agreement and understanding of the parties, superseding any and all prior written and prior and contemporaneous oral agreements, understandings and letters of intent, and may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties in the case of a modification or amendment or the party to be charged in the case of a waiver.  No course of conduct or dealing and no trade custom or usage shall be construed to modify or amend any of the provisions of this Agreement.  The failure of any of the parties to this Agreement to enforce any provision of this Agreement on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or of any other provision.

16.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

17.  This Agreement shall bind and inure to the benefit of the parties, and their respective executors, administrators, successors and assigns.

18.  Each of the parties to this Agreement shall execute and deliver to the other party, without charge to the other party, any further instruments and documents and take such other action as may be requested by the other party in order to provide for the other party the benefits of this Agreement.

[Signatures on next page]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, the day and year first above written.

AMERICAN TONERSERV CORP. By: /s/ Chuck Mache Chuck Mache, Chief Executive Officer
OPTIMA TECHNOLOGIES, LLC By: /s/ Chuck Mache
Name: Chuck Mache Title: Chief Executive Officer of Managing Member

NC TONERSERV LLC By: /s/ Chuck Mache
Name: Chuck Mache Title: Chief Executive Officer of Managing Member

GALT ASSET MANAGEMENT LLC By:/s/ Brian Vitale Brian Vitale, Manager

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Schedule A

Other Collateral

Schedule B

Permitted Encumbrances